                                                                  EXHIBIT 25(c)


        THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                        _____________________________


                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)             (Zip code)


                        _____________________________


                              CMS ENERGY TRUST II
              (Exact name of obligor as specified in its charter)


Delaware                                             To Be Applied For
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

Fairlane Plaza South, Suite 1100
330 Town Center Drive
Dearborn, Michigan                                   48126
(Address of principal executive offices)             (Zip code)

                             ______________________

                              Preferred Securities
                      (Title of the indenture securities)


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

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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     Superintendent of Banks of the State of     2 Rector Street, New York,
     New York                                    N.Y.  10006, and Albany, N.Y.
                                                 12203

     Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                 N.Y.  10045

     Federal Deposit Insurance Corporation       Washington, D.C.  20429

     New York Clearing House Association         New York, New York   10004

     (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.  (See Note on page 3.)

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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





     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of May, 1997.


                                        THE BANK OF NEW YORK



                                        By:    /s/ VIVIAN GEORGES
                                           --------------------------------
                                            Name:  VIVIAN GEORGES
                                            Title: ASSISTANT VICE PRESIDENT

                                                                    EXHIBIT 7



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                     Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of 48 Wall Street New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                Dollar Amounts
ASSETS                                                                            in Thousands

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin....................        $ 6,024,605
  Interest-bearing balances.............................................            808,821
Securities:
  Held-to-maturity securities...........................................          1,071,747
  Available-for-sale securities.........................................          3,105,207
Federal funds sold in domestic offices of the bank:.....................          4,250,941
Loans and lease financing receivables:
  Loans and leases, net of unearned income....................31,962,915
  LESS:  Allowance for loan and lease losses.....................635,084
  LESS:  Allocated transfer risk reserve.............................429
  Loans and leases, net of unearned income, allowance, and reserve......         31,327,402
Assets held in trading accounts.........................................          1,539,612
Premises and fixed assets (including capitalized leases)................            692,317
Other real estate owned.................................................             22,123
Investments in unconsolidated subsidiaries and associated
  companies.............................................................            213,512
Customers' liability to this bank on acceptances outstanding............            985,297
Intangible assets.......................................................            590,973
Other assets............................................................          1,487,903
                                                                                -----------
Total assets............................................................        $52,120,460
                                                                                ===========

LIABILITIES
Deposits:
  In domestic offices...................................................        $25,929,642
  Noninterest-bearing.........................................11,245,050
  Interest-bearing............................................14,684,592
  In foreign offices Edge and Agreement subsidiaries, and
  IBFs..................................................................         12,852,809
  Noninterest-bearing............................................552,203
  Interest-bearing............................................12,300,606
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
  Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased................................................         1,360,877
  Securities sold under agreements to repurchase.........................           226,158
Demand notes issued to the U.S. Treasury.................................           204,987
Trading liabilities......................................................         1,437,445
Other borrowed money:....................................................
  With original maturity of one year or less.............................         2,312,556
  With original maturity of more than one year...........................            20,766
Bank's liability on acceptances executed and outstanding.................         1,014,717
Subordinated notes and debentures........................................         1,014,400
Other liabilities........................................................         1,721,291
                                                                                -----------
Total liabilities........................................................        48,095,648
                                                                                -----------

EQUITY CAPITAL
Common stock.............................................................           942,284
Surplus..................................................................           731,319
Undivided profits and capital reserves...................................         2,354,095
Net unrealized holding gains (losses) on available-for-sale
  securities.............................................................             7,030
Cumulative foreign currency translation adjustments......................      (      9,916)
                                                                                -----------
Total equity capital.....................................................         4,024,812
                                                                                -----------
Total liabilities and equity capital.....................................       $52,120,460
                                                                                ===========


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                J. Carter Bacot)

                Thomas A. Renyl)                Directors

                Alan R. Griffith)

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